UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 20, 2008
Date of Report (Date of earliest event reported)

IRELAND INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-50033	91-2147049
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

2441 West Horizon Ridge Parkway, Suite 100
Henderson, NV	89052
(Address of principal executive offices)	(Zip Code)

(702) 932-0353
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

EXPLANATORY NOTE

This amendment to the Current Report on Form 8-K (the “Original Filing”) originally filed by Ireland Inc. (the “Company”) on February 26, 2008 is being filed to provide the unaudited pro forma financial statements required by Item 9.01(b) of Form 8-K and Rule 8-05 of Regulation S-X with respect to the Company’s acquisition of Columbus Brine, Inc. completed on February 20, 2008. Other than the inclusion of those pro forma financial statements, the Original Filing remains unchanged.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired.

Included as an exhibit to this report are the following audited consolidated financial statements of Columbus Brine, Inc.:

	1.	Report of Independent Registered Public Accounting Firm

	2.	Consolidated Balance Sheets at December 31, 2007 and December 31, 2006;

	3.	Consolidated Statements of Operations for the years ended December 31, 2007 and December 31, 2006;

	4.	Consolidated Statement of Equity for the years ended December 31, 2007 and December 31, 2006;

	5.	Consolidated Statements of Cash Flows for the years ended December 31, 2007 and December 31, 2006; and

	6.	Notes to Financial Statements.

(b)	Pro forma Financial Information.

Included as an exhibit to this report are the following unaudited pro forma financial statements giving effect to the acquisition of Columbus Brine, Inc. by Ireland Inc.:

	1.	Unaudited Pro Forma Combined Balance Sheet as of December 31, 2007;

	2.	Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 2007; and

	3.	Notes to the Pro Forma Financial Statements.

(c)	Exhibits

Exhibit Number	Description of Exhibit

10.1	Agreement and Plan of Merger among Ireland Inc., CBI Acquisition, Inc., Columbus Brine, Inc., John T. Arkoosh, William Maghan and Lawrence E. Chizmar Jr.(1)

10.2	Amendment Agreement to Agreement and Plan of Merger entered into on January 31, 2008, among Ireland Inc., CBI Acquisition, Inc., Columbus Brine, Inc., John T. Arkoosh, William Maghan and Lawrence E. Chizmar, Jr. (2)

99.1	Press Release dated February 21, 2008.(3)

99.2	Audited Consolidated Financial Statements of Columbus Brine, Inc. for the years ended December 31, 2007 and December 31, 2006.(3)

99.3	Unaudited Pro Forma Combined Balance Sheets as of December 31, 2007 and Combined Statement of Operations for the year ended December 31, 2007.

(1)	Previously filed as an exhibit to the Current Report on Form 8-K filed by Ireland Inc. with the SEC on December 20, 2007.

(2)	Previously filed as an exhibit to the Current Report on Form 8-K filed by Ireland Inc. with the SEC on February 6, 2008.

(3)	Previously filed as an exhibit to the Current Report on Form 8-K filed by Ireland Inc. with the SEC on February 26, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRELAND INC.

Date: May 6, 2008
	By:	/s/ Robert D. McDougal

	Name:	Robert D. McDougal
	Title:	CFO and Treasurer